Exhibit 99.77(q)(1)

ITEM 77Q1— Exhibits

(a)(1)	Amendment #103 effective April 11, 2016 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the designation of Class R6 shares for Voya Multi-Manager Large Cap Core Portfolio, VY® BlackRock Inflation Protected Bond Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, and VY® Templeton Global Growth Portfolio – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(a)(2)	Amendment #104 effective May 1, 2016 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the re-designation of Voya Liquid Assets Portfolio to Voya Government Liquid Assets Portfolio – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(1)	Letter Agreement, dated May 1, 2016 to reduce the annual investment management fee for Voya High Yield Portfolio for the period from May 1, 2016 through May 1, 2017 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(2)	Letter Agreement, dated May 1, 2016 to reduce the annual investment management fee for VY® T. Rowe Price Equity Income Portfolio for the period from May 1, 2016 through May 1, 2017 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(3)	Letter Agreement, dated May 1, 2016 to reduce the annual investment management fee for Voya Multi-Manager Large Cap Core Portfolio for the period from May 1, 2016 through May 1, 2017 with regards to Columbia Management Investment Advisers, LLC – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(4)	Letter Agreement, dated May 1, 2016 to reduce the annual investment management fee for VY® Morgan Stanley Global Franchise Portfolio for the period from May 1, 2016 through May 1, 2017 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(5)	Letter Agreement, dated January 1, 2016 to reduce the annual investment management fee for VY® Templeton Global Growth Portfolio for the period from January 1, 2016 through May 1, 2017 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(6)	Letter Agreement, dated May 1, 2016 to reduce the annual investment management fee for VY® Clarion Global Real Estate Portfolio for the period from May 1, 2016 through May 1, 2017 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(7)	Waiver letter dated May 1, 2016 to waive a portion of the investment management fee for VY® BlackRock Inflation Protected Bond Portfolio for the period from May 1, 2016 through May 1, 2017 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(8)	Waiver letter dated May 1, 2016 to waive a portion of the investment management fee for VY® BlackRock Inflation Protected Bond Portfolio for the period from May 1, 2016 through May 1, 2017 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(9)	Letter Agreement, dated May 1, 2016 to reduce the annual investment management fee for VY® Clarion Real Estate Portfolio for the period from May 1, 2016 through May 1, 2017 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(10)	Letter Agreement, dated January 1, 2016 to reduce the annual investment management fee for VY® Franklin Income Portfolio for the period from January 1, 2016 through May 1, 2017 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(11)	Amendment effective January 1, 2016 to Sub-Advisory Agreement between Voya Investors Trust, Directed Services LLC and Franklin Advisers, Inc. dated November 18, 2014 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.

(e)(12)	Amendment effective January 1, 2016 to Portfolio Management Agreement between Voya Investors Trust, Directed Services LLC and Templeton Global Advisors Limited dated November 18, 2014 – Filed as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement filed on Form N-1A on April 26, 2016 and incorporated herein by reference.